SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                        Date of Report: August 17, 2004
                       (Date of earliest event reported)


                             NETWOLVES CORPORATION
             (Exact name of registrant as specified in its charter)


    New York               000-25831              11-2208052
(State or other           (Commission           (IRS Employer
 jurisdiction of          File Number)          Identification
 incorporation)                                     Number)


4805 W. Independence Parkway, Suite 101, Tampa, Florida         33634
Address of principal executive offices)                      (Zip Code)



Registrant's telephone number including area code        813) 286-8644


              ____________________________________________________
         (Former name or former address, if changed since last report.)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4c under the Exchange Act (17 CFR 240.13e-4c)

Section 3    Securities and Trading Markets

     See Item 8.01

Item 8.01    Other Events

     By letter dated August 17, 2004, the Company received written notification from Nasdaq that the bid price of its common stock for the last 30 consecutive business days had closed below the minimum $1.00 per share required for continued inclusion under Marketplace Rule 4301(c)(4) (the "Rule"). In accordance with Marketplace Rule 4310(c)(8)(D), the Company has been provided an initial period of 180 calendar days or until February 14, 2005, to regain compliance. If at any time before that date the bid price of the Company's common stock closes at $1.00 per share or more for a minimum of 10 consecutive business days, the Company will be provided written notification that it is in compliance with the Rule.

     Further, if the Company is not in compliance with the Rule by February 14, 2005, and the Company meets the Nasdaq SmallCap initial listing criteria except for the bid price requirement, it will be granted an additional 180 calendar days to August 13, 2005 to comply. In this regard, the Company currently meets all of the initial listing criteria except for the bid price requirement.

     In the event the Company has still not met the minimum bid price requirement by August 13, 2005, it may be afforded an additional compliance period up to its next shareholders meeting, but in no event later than August 16, 2006, to take certain additional measures to assure compliance.

     Nasdaq's notification further provides that in the event the Company were to receive written notification that its securities will be delisted, it maintains its right to appeal such determination to a Listing Qualifications Panel.

     The Item would have been filed under Section 3, Item 3.01 if notification from Nasdaq had occurred on or after August 23, 2004.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           NETWOLVES CORPORATION

                                           By:  /s/ Peter C. Castle
                                                Peter C. Castle
                                                Chief Financial Officer


Dated:  August 25, 2004